                                                                   EXHIBIT 10.71

                 DIGITAL MUSIC EXPRESS AFFILIATION AGREEMENT

                                   Between

                 INTERNATIONAL CABLECASTING TECHNOLOGIES INC.

                                     And

                             PRIMESTAR(R) PARTNERS

                                 Dated as of

                               January 25, 1996

                               TABLE OF CONTENTS

     HEADING                                                            PAGE NO.
     -------                                                            --------
1.   DEFINITIONS.............................................................  1
2.   TERM....................................................................  1
3.   RIGHTS..................................................................  1
4.   CONTENT OF THE SERVICE..................................................  1
     (a)  Channels...........................................................  1
     (b)  Simulcast Option...................................................  2
     (c)  Other Content......................................................  2
     (d)  [*]................................................................  2
5.   DELIVERY OF THE SERVICE BY ICT..........................................  2
     (a)  ICT's Transmission of Service......................................  2
     (b)  Technical Information to Be Provided...............................  2
6.   DISTRIBUTION OF THE SERVICE BY AFFILIATE................................  3
     (a)  The DBS Distribution System........................................  3
     (b)  Quality of Transmissions...........................................  3
     (c)  Equipment and Maintenance..........................................  3
     (d)  Security Measures..................................................  3
     (e)  No Alteration, Editing or Delay....................................  3
7.   AFFILIATE DISTRIBUTION OPTIONS..........................................  3
8.   LICENSE FEES FOR PRIVATE RESIDENCES.....................................  4
     (a)  Basic Service......................................................  4
     (b)  Premium Tier Service...............................................  4
     (c)  Premium Only Service...............................................  4
     (d)  Performance Rights Increase........................................  4
     (e)  Accounting Periods.................................................  4
     (f)  Late Payments......................................................  4
     (g)  No Gratis Distribution.............................................  4
9.   REPORTS AND AUDITS......................................................  5
     (a)  Accounting Report Forms............................................  5
     (b)  Books and Records..................................................  5
     (c)  Music Performance Reports..........................................  5
     (d)  Re-sale Certificates...............................................  5
10.  LAUNCH, MARKETING AND CARRIAGE OF SERVICE...............................  5
11.  RESEARCH................................................................  6
12.  PROPRIETARY MARKS.......................................................  7
     (a)  Rights in Proprietary Marks........................................  7
     (b)  Use of Proprietary Marks...........................................  7
     (c)  No Adverse Use by Affiliate........................................  7

------------
* Indicates that material has been ommitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

                               TABLE OF CONTENTS


     HEADING                                                            PAGE NO.
     -------                                                            --------
13.  LIMITATIONS ON RIGHTS AND RESERVATION OF RIGHTS..................         7
     (a)  Limitations on Rights.......................................         7
     (b)  Reservations of Rights......................................         8
14.  TERMINATION......................................................         8
15.  WARRANTIES AND INDEMNITIES.......................................         8
     (a)  ICT's Warranties............................................         8
     (b)  Affiliate's Warranties......................................         9
     (c)  Mutual Indemnification......................................         9
     (d)  Intellectual Property Indemnification.......................         9
     (e)  Notice of Claims............................................         9
     (f)  Survival....................................................        10
16.  FORCE MAJEURE....................................................        10
17.  NOTICES..........................................................        10
18.  CONFIDENTIALITY..................................................        11
19.  ASSIGNMENT AND INSOLVENCY........................................        11
     (a)  Assignment; Binding Effect; Reorganization..................        11
     (b)  Insolvency of Affiliate.....................................        12
20.  MISCELLANEOUS....................................................        12
     (a)  Entire Agreement; Amendments; Waivers.......................        12
     (b)  Governing Law...............................................        12
     (c)  Relationship................................................        12
     (d)  Severability................................................        12
     (e)  No Inference Against Author.................................        12
     (f)  Headings....................................................        13
     (g)  No Third-Party Beneficiaries................................        13
     (h)  Counterparts................................................        13
     (i)  Schedules...................................................        13
          [*]
SCHEDULE A - Glossary of Terms........................................        15
1.   Service..........................................................        15
2.   Private Residence................................................        15
3.   Commercial Establishment.........................................        15
4.   Distribution Area................................................        15
5.   Affiliate Subscribers............................................        15
6.   Distributors.....................................................        15

-----------
* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

                               TABLE OF CONTENTS

     HEADING                                                            PAGE NO.
     -------                                                            --------
SCHEDULE B - Commercial Establishments....................................    16
1.   Service to Commercial Establishments.................................    16
2.   License Fees For Commercial Establishments...........................    16
3.   Calculation of Fees When Service is Packaged.........................    16
4.   Support Services.....................................................    16

                             AFFILIATION AGREEMENT

     THIS AGREEMENT ("Agreement"), dated as of January 25, 1995, is by and between INTERNATIONAL CABLECASTING TECHNOLOGIES INC., a Delaware corporation, with offices at 11400 West Olympic Boulevard, Suite 1100, Los Angeles, California 90064-1507 ("ICT") and PRIMESTAR PARTNERS, L.P., with offices at 3 Bala Plaza West, Bala Cynwyd, Pennsylvania, 19004 ("Affiliate").

     WHEREAS:

     A. Affiliate has established or is in the process of establishing a direct broadcast service satellite-based television system in North America ("DBS Distribution System"); and

     B. Affiliate desires to obtain the right to distribute the "Service" (as defined herein), known as "Digital Music Express", via the DBS Distribution System.

     NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

     1.   DEFINITIONS.
          -----------

          Attached hereto as Schedule "A" is a glossary containing the definitions of capitalized terms used in this Agreement.

     2.   TERM.
          ----

     The term of this Agreement shall be for five (5) years commencing as of the date hereof.

     3.   RIGHTS.
          ------

          ICT hereby grants to Affiliate, and Affiliate hereby accepts, the right and the obligation during the term hereof to launch and distribute the Service throughout the Distribution Area by means of the DBS Distribution System for reception at Private Residences and Commercial Establishments, and to authorize Affiliate's Distributors (pursuant to terms and conditions, including fees, determined by Affiliate) to market and sell the Service to Affiliate Subscribers. The provisions regarding the distribution of the Service for reception at Commercial Establishments are set forth on Schedule "B" attached hereto.

     4.   CONTENT OF THE SERVICE.
          ----------------------

     (a)  Channels. The Service as provided by ICT shall consist of at least
          --------
sixty (60), but no more than One Hundred and Twenty (120) channels of audio music transmitted without commercial interruption, 24 hours a day, 7 days a week, in digital format. The channels will each be comprised of a different format of music, including, for example, but without limitation, jazz, classical, adult contemporary, rock, country, urban, "oldies" and Latin music. ICT may, upon reasonable notice to Affiliate, make changes in the channels or in the genre of music. Channels may be added or deleted by ICT from time to time, provided that the rights and obligations of ICT and Affiliate shall remain unaffected thereby, except as otherwise set forth herein; and, provided further, in the event that (a) ICT adds channels to the total number of channels of the Service as of the launch date of the Service by Affiliate, Affiliate shall have the right, but not the obligation, to carry such additional channels, and (b) the Service consists of fewer than sixty (60) channels, Affiliate shall have the right to terminate this Agreement upon thirty (30) days notice thereof to ICT. There are currently seventy-two
(72) channels fully programmed, and one hundred twenty (120) channels shall be available by the end of 1995. ICT shall use reasonable efforts to provide that the content of the Service is generally consistent with national broadcast standards applicable to musical programming.

     (b) Simulcast Option. Affiliate may, at its option, and at its sole cost
         ----------------
and expense, add channels ("Simulcast Channels") to be transmitted along with the Service for the simulcast of other programming. Simulcast Channels may only be transmitted and received by utilizing the proprietary technology referred to in Paragraph 6, below. In no event shall Affiliate's carriage of Simulcast Channels (i) affect ICT's right to receive license fees pursuant to Paragraph 8 below, which shall remain unaffected by such carriage; or (ii) cause ICT to incur any liability, cost or expense whatsoever.

     (c) Other Content. The Service shall also include such data, transmission
         -------------
formats and other content as may be, in the reasonable judgment of ICT, necessary or appropriate to the transmission, reception and processing of the signal carring the Service, provided, however, that if ICT changes such data, transmission formats or other content after Affiliate launches the Service, and such change results in any additional costs to Affiliate or its Distributors to receive the Service and/or to provide the Service to Affiliate Subscribers, then, Affiliate shall have the right to immediately terminate this Agreement unless ICT promptly pays such costs.

     (d) *

     5.  DELIVERY OF THE SERVICE BY ICT.
         ------------------------------

     (a) ICT's Transmission of Service. Throughout the term hereof, ICT shall
         -----------------------------
transmit the Service's signal in such a manner that it is able to be received using Affiliate's then current technology.

     (b) Technical Information To Be Provided. ICT shall provide to Affiliate in
         ------------------------------------
a timely manner all Information as may be necessary or appropriate concerning the following matters: (i) the technical specifications of the manner in which the Service will be provided to Affiliate, (ii) the technical specifications of all land-based equipment which Affiliate will be required to provide hereunder for reception and further transmission of the audio signals; and (iii) the technical information necessary for the deciphering or unscrambling of ICT's encrypted code. It is

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

specifically understood, however, that nothing in the foregoing provisions shall be deemed either to give Affiliate any right in ICT's proprietary technology or to require ICT to provide any information with respect thereto not required by Affiliate in order to fulfill its obligations under this Agreement.

     6.  DISTRIBUTION OF THE SERVICE BY AFFILIATE.
         ----------------------------------------

     (a) The DBS Distribution System. Throughout the term hereof Affiliate shall
         ---------------------------
distribute the Service only via the DBS Distribution System. The term "DBS Distribution System" shall mean the distribution system for television programming services whereby the Service's signal is received at Affiliate's uplink facility and then is up-linked to a DBS communications satellite for transmission to Affiliate Subscribers.

     (b) Quality of Transmissions. Affiliate shall monitor the quality of the
         ------------------------
transmission of the Service to Service Subscribers, and shall promptly take all commercially reasonable steps necessary to maintain the high digital quality of the transmission, and to correct any problems with the transmission of the Service which are within Affiliate's ability to control.

     (c) Equipment and Maintenance. Affiliate and/or its Distributors shall
         -------------------------
supply, install, service and maintain or shall arrange for the supply, installation, servicing and maintenance, at its and/or their own cost and expense, all such facilities, equipment and hardware, including, without limitation, equipment necessary to receive the Service from the satellite, wiring and tuner/receivers as may be necessary and appropriate for the transmission of the Service to each Affiliate Subscriber. The tuner/receivers to be utilized for the reception of the Service by Affiliate Subscribers shall be either (i) the equipment provided by Affiliate and/or its Distributors for the reception of other television programming services, (ii) equipment provided by Affiliate and/or its Distributors for audio only reception, or (iii) equipment manufactured by a manufacturer authorized by ICT for audio only reception. The specifications for the tuner/receivers to be installed at the premises of Affiliate Subscribers shall be such that they shall be compatible with standard stereophonic equipment requiring left and right audio jacks; and such that shall be addressable on a receiver-by-receiver and channel-by-channel basis.

     (d) Security Measures. Affiliate shall take commercially reasonable and
         -----------------
practical security measures to prevent the reception of the Service by any person or at any location which is not at the time in question a Affiliate Subscriber.

     (e) No Alternation, Editing or Delay. Affiliate will distribute the Service
         --------------------------------
during the hours it is provided by ICT, without alteration, editing or delay of any kind, except as otherwise specifically permitted by ICT.

     7.  AFFILIATE DISTRIBUTION OPTIONS.
         ------------------------------

         Affiliate and Affiliate's Distributors shall have the option to distribute the Service to Affiliate Subscribers (a) as a Basic Service with a Premium Tier, or (b) as a Premium Only Service. Basic Service shall be defined as the delivery of at least fourteen (14) but not more than thirty (30) channels of the Service to all Affiliate Subscribers as part of Affiliate's basic service and for which no separate charge is made; provided, however, that ICT acknowledges that until such time as Affiliate converts its DBS Distribution System to a successor, high power satellite, Affiliate will not transmit to Affiliate Subscribers more than ten (10) channels of the Service. Premium Tier shall be defined as the delivery of at least thirty (30) channels more than the number of channels delivered in Basic Service to an Affiliate Subscriber at a time when all other Affiliate Subscribers are receiving Basic Service. Premium Only Service shall be defined as the delivery of the Service to an Affiliate Subscriber at a time when no Affiliate Subscribers are receiving Basic Service. Notwithstanding the foregoing, until Affiliate converts its DBS Distribution System to a successor, high power satellite, Affiliate and Affiliate's Distributors shall have the right to deliver only Basic Service to Affiliate Subscribers. Following such conversion, a total of no less than forty-five (45) channels of the Service shall be offered to Affiliate Subscribers. Affiliate shall have the right, with ICT's advice and counsel, to select which of the Service's channels to provide to Affiliate Subscribers.

     8.   LICENSE FEES FOR PRIVATE RESIDENCES.
          -----------------------------------

     (a)  Basic Service. The monthly license fee for Basic Service shall be
          -------------
[*] per Affiliate Subscriber. This license fee may be increased annually by the percentage amount of any increase in the United States Consumer Price Index (All Urban Index) over the prior calendar year, with 1995 being the base year (the "CPI Increase").

     (b)  Premium Tier Service. The monthly license fee for the Premium Tier
          --------------------
Service shall be an additional charge (i.e., in addition to the fee for the Basic Service) of [*] for each Affiliate Subscriber receiving the Premium Tier Service.

     (c)  Premium Only Service. The monthly license fee for Premium Only Service
          --------------------
shall be [*] for each Affiliate Subscriber receiving Premium Only Service. Notwithstanding the foregoing, in the event that Affiliate achieves a penetration rate such that 15% or more of Affiliate Subscribers receive the Service on a Premium Only Service basis, the license fee shall be reduced to [*] only for those subscribers constituting the group of Affiliate Subscribers above fifteen percent (15%) penetration.

     (d)  Performance Rights Increase. The license fees set forth in this
          ---------------------------
paragraph 8 may be increased by ICT by the amount of any increase at the time in question of the license fees payable by ICT in the aggregate to American Society of Composers and Publishers, Inc. ("ASCAP"), Broadcast Music Inc. ("BMI") and SESAC ("SESAC") (or their respective successors) and to any other entity, government authority or other person in connection with the performance rights or other copyrights necessary for the production, transmission and performance of the Service for Affiliate Subscribers at Private Residences as contemplated by this Agreement and paid or to be paid by ICT; [*]

     (e)  Accounting Periods. The license fees payable with respect to a given
          ------------------
calendar month shall be due and payable thirty (30) days after the end of that calendar month.

     (f)  Late Payments. Any license fee that is unpaid after it is due shall
          -------------
accrue interest at one and one-half percent per month or the highest lawful rate, whichever is less, from the due date until payment is received by ICT.

     (g)  No Gratis Distribution. Affiliate shall pay to ICT the license fees
          ----------------------
set forth in this paragraph 8 with respect to each Affiliate Subscriber receiving the Service for each month during the term hereof. [*]

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such material has been filed separately with the Commission pursuant to Rule 24b-2.

     9.   REPORTS AND AUDITS.
          ------------------

     (a)  Accounting Report Forms. Affiliate shall deliver to ICT, not later
          -----------------------
than thirty days after the end of each calendar month, a statement, with respect to license fees payable for the month reported, including license fees for both Private Residences and Commercial Establishments, on a form provided by ICT, or on a form provided by Affiliate which will be subject to ICT's reasonable approval and which contains all reporting information required by ICT.

     (b)  Books and Records. Affiliate agrees to keep and maintain accurate
          -----------------
books and records of all matters directly relating to the payment of all license fees under this Agreement in accordance with generally accepted accounting principles. During the term and until two (2) years after the last license fee is required to be paid hereunder, such books and records shall be reasonably available for inspection and audit by ICT, its employees or agents, at the expense of ICT, at Affiliate's offices, upon reasonable notice to Affiliate. Notwithstanding the foregoing, in the event an audit of Affiliate's books and records results in a deficiency variance in Affiliate's accounting payments which is 5% or more, then Affiliate shall pay or reimburse ICT for all reasonable expenses incurred by ICT in connection with the audit. The right of ICT to perform such inspection and audit shall be limited to once in any twelve
(12) month period and shall be limited to an inspection and audit with respect to amounts payable in the current and prior two (2) calendar years only.

     (c)  Music Performance Reports. Affiliate shall provide ICT with accurate
          -------------------------
and timely reports as may be required by ASCAP, BMI, SESAC, or any other music performance licensing entity. Such reports shall be made on the forms prescribed by the licensing entity, which forms shall be provided to Affiliate by ICT. ICT may, by notice, change such forms from time to time to reflect reporting requirements to ASCAP, BMI and/or SESAC.

     (d)  Re-sale Certificates. Affiliate shall provide ICT with such tax
          --------------------
exemption/resale certificates and other similar documents as may be required by ICT in each state or other jurisdiction in which Affiliate distributes the Service hereunder.

     10.  LAUNCH, MARKETING AND CARRIAGE OF SERVICE.
          -----------------------------------------

          Affiliate shall use reasonable efforts to promptly launch the Service throughout the Distribution Area and to actively market the Service to Affiliate Subscribers throughout the term hereof. Upon request by Affiliate ICT shall provide Affiliate with ICT's promotional, marketing and sales materials, provided that Affiliate shall reimburse ICT for ICT's cost of providing such materials. As an incentive to Affiliate to promptly launch the Service to Private Residences and Commercial Establishments as Basic Service with a Premium Tier following Affiliate's conversion of its DBS Distribution System to a successor, high power satellite, Affiliate shall have the right, in its sole discretion, to choose one of the following: [*]

     11.  RESEARCH.
          --------

          ICT may, from time to time, undertake marketing tests, surveys, rating polls or other research in connection with the Service. Affiliate shall use its reasonable efforts to

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

cooperate with ICT and to provide ICT with data in connection with research conducted by ICT, subject to any applicable federal, state or local laws or regulations and Affiliate policies, and further provided that ICT shall pay or promptly reimburse Affiliate for any out-of-pocket expenses incurred by Affiliate at ICT's request, and shall provide Affiliate with a copy of the results of such tests, survey, poll or other research.

     12.  PROPRIETARY MARKS.
          -----------------

     (a)  Rights in Proprietary Marks.  ICT hereby grants to Affiliate and
          ---------------------------
Distributors the right and obligation to use, in connection with its rights and obligations hereunder, the trade names trademarks, service marks and logos ("Proprietary Marks") designated, from time to time, by ICT as the Proprietary Marks of the Service, including, without limitation, the names "Digital Music Express", "DMX" and "DMX For Business". Affiliate and Distributors shall use the Proprietary Marks only in the form and manner (including color and style of type) and with appropriate legends prescribed from time to time by ICT, and shall not use or authorize the use of any other trademark or service mark in combination with the Proprietary Marks without prior written approval of ICT. Affiliate and Distributors may use their own trade names, trademarks, service marks or logos in identifying themselves as authorized distributors of the Service, provided that such trade names, trademarks, service marks or logos shall not be commingled with or used in juxtaposition with the Proprietary Marks in such manner as to represent directly or indirectly that Affiliate or Distributor is involved with the production or ownership of the Service. Affiliate and Distributors shall not use, or cause the use of, the Proprietary Marks in any unlawful or deceptive manner or in any way that shall directly or indirectly tend to impair or lessen the value of the Proprietary Marks.

     (b)  Use of Proprietary Marks.  Affiliate and Distributors shall use the
          ------------------------
Proprietary Marks and no others, to designate the Service and shall in no event present the Service as any other service or as being from any programming source other than ICT. Notwithstanding the foregoing, Affiliate and Distributors shall have the right to market, promote and sell the Service with other audio services in a package called "PRIME AUDIO(R).", provided, however, that such marketing and promotion shall, in all instances, include one or more of the Proprietary Marks. In using the Proprietary Marks, Affiliate and Distributors shall fully comply with all requirements of which it has notice relating to such use as ICT, from time to time, may institute in its reasonable judgement, provided that such requirements are not inconsistent with the rights granted by this Agreement to Affiliate and Distributors as of the date hereof.

     (c)  No Adverse Use by Affiliate.  Nothing contained in this Agreement
          ---------------------------
shall give Affiliate or Distributors any interest in the Proprietary Marks, other than the right to use the Proprietary Marks to identify the Service. Without limiting the generality of the foregoing, nothing contained in this Agreement shall give Affiliate or Distributors any rights as a licensee to use the Proprietary Marks to identify services or products provided or produced by Affiliate or Distributors. Affiliate and Distributors shall not use or cause the use of the Proprietary Marks in any manner inconsistent with the terms of this paragraph 12.

     13.  LIMITATIONS ON RIGHTS AND RESERVATION OF RIGHTS.
          -----------------------------------------------

     (a)  Limitations on Rights.  The rights granted herein do not include any
          ---------------------
right of Affiliate or any other person or entity to:

          (i) Record, or make or manufacture any recordings or other reproductions of the Service or any part thereof, except as otherwise permitted by law;

          (ii) Transmit, re-transmit, or authorize the transmission of, or to otherwise in any manner deliver the Service or any part thereof to any location which is not an Affiliate Subscriber; or

          (iii) Insert any commercial announcements into the Service or interrupt any performance of the Service for the making of any commercial announcements except as otherwise provided in sub-paragraph 4(d) hereof.

     (b)  Reservation of Rights. Except as expressly set forth in this
          ---------------------
Agreement, Affiliate shall have no interest in the Service (including the accompanying program data), the Proprietary Marks (as herein defined), or any other rights or property of ICT, all of which are expressly reserved and shall remain the rights and property of ICT.

     14.  TERMINATION.
          -----------

          If either party has made any material misrepresentations herein or breaches any of the material terms or conditions of this Agreement and fails to cure such breach within sixty (60) days after receipt of written notice of the breach from the other party, then the party giving such notice shall have the right to terminate the term of this Agreement. In the event of any such termination, or upon the expiration or other termination of the term hereof, Affiliate shall have the continuing obligation to pay accrued license fees hereunder, and ICT shall have a like obligation to redeem any accrued credit hereunder. License fees payable hereunder after termination shall include with respect to Private Residences, amounts due up to and including the month during which the termination occurs, and with respect to Commercial Establishments amounts due pursuant to Paragraph 2 of Schedule B of this Agreement. Further, upon any such termination or expiration Affiliate shall (a) permanently cease using the Proprietary Marks, (b) permanently cease using any marks or symbols similar to the Proprietary Marks, (c) make all alterations necessary to distinguish its business from any identity with ICT, and (d) immediately return to ICT all technical, research and marketing materials or materials provided by ICT or developed from materials provided by ICT.

     15.  WARRANTIES AND INDEMNITIES.
          --------------------------

     (a)  ICT's Warranties. ICT represents and warrants to Affiliate as follows:
(i) ICT is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) ICT has the power and authority to enter into this Agreement and to fully perform its obligation hereunder; (iii) ICT is under no contractual or other legal obligation which shall in any way interfere with its full, prompt and complete performance hereunder; (iv) the individual executing this Agreement on behalf of ICT has the authority to do so; (v) ICT is in material compliance with all laws to which it is subject, including, without limitation, all applicable rules and regulations, if any, of the Federal Communications Commission; (vi) ICT has, or will have acquired at the pertinent time all or part of the Service is made available to Affiliate, good title to, and/or each and every property right (whether relative to tangible or intangible property), or license, usage or other right necessary or appropriate whatsoever to effectuate the acts or performances contemplated by, or satisfy the obligations imposed on it pursuant to this Agreement, including, without limitation, all permits, rights, licenses and approvals necessary, required or appropriate for any and all performances through to the premises and to the listeners frequenting the premises of Service Subscribers; (vii) neither the Service, any program related thereto, or any component thereof is subject to, or the subject of, any lien, encumbrance, charge, lis pendens, administrative proceeding, governmental investigation, or litigation pending or threatened;
(viii) the use and exhibition of the Service by Affiliate, as contemplated by this Agreement, will not cause Affiliate to violate any law, rule, regulation or court or administrative decree; and (ix) the obligations created by this Agreement, insofar as they purport to be binding on ICT constitute valid and binding obligations of ICT in accordance with their terms.

     (b)  Affiliate's Warranties. Affiliate represents and warrants to ICT as
          ----------------------
follows: (i) Affiliate is a limited partnership duly organized and validly existing under the laws of Delaware; (ii) Affiliate has the power and authority to enter into this Agreement and to fully perform its obligation hereunder;
(iii) Affiliate is under no contractual or other legal obligation which shall in any way interfere with its full, prompt and complete performance hereunder; (iv) the individual executing this Agreement on behalf of Affiliate has the authority to do so; (v) Affiliate is in material compliance with all laws to which it is subject, including, without limitation, all applicable rules and regulations, if any, of the Federal Communications Commission; and (vi) the obligations created by this Agreement, insofar as they purport to be binding on Affiliate constitute valid and binding obligations of Affiliate in accordance with their terms.

     (c)  Mutual Indemnification. Affiliate and ICT shall each indemnify and
          ----------------------
forever hold harmless the other, the other's affiliate companies and their respective partners, officers directors, employees and agents from and against any and all claims, liabilities, costs, damages and expenses (including, without limitation, reasonable counsel fees of counsel of the other party's choice) arising out of any breach or claimed breach of any representation or any of its obligations pursuant to this Agreement.

     (d)  Intellectual Property Indemnification. ICT shall indemnify Affiliate
          -------------------------------------
from and against any and all claims, liabilities costs, damages and expenses (including, without limitation, reasonable counsel fees of counsel of the other party's choice) arising out of the content or distribution of the Service pursuant to (and as permitted by) this Agreement, to the extent that such claims, liabilities, costs, damages and expenses are: (i) based upon alleged libel, slander defamation, or invasion of the right of privacy; (ii) based upon alleged violation or infringement of copyright, literary, dramatic music synchronization or music performance rights; (iii) based upon the distribution of the Service as furnished by ICT without any deletions or additions by Affiliate or any other person except as permitted hereby; and (iv) not based on any material added to the Service by Affiliate or any other person (as to which deletions or added material, to the extent effected by Affiliate, Affiliate shall, to the like extent, indemnify ICT).

     (e)  Notice of Claims. In connection with any indemnification provided for
          ----------------
in this Agreement, each party shall so indemnify the other only if such other party claiming indemnity shall give the indemnifying party prompt notice of any claim or litigation to which its indemnity applies; it being agreed that the indemnifying party shall have the right to assume the defense of any or all claims or litigation to which its indemnity applies and that the indemnified party will cooperate fully (at the cost of the indemnifying party) with the indemnifying party in such defense and in the settlement of such claim or litigation.

     (f)  Survival.  The representations, warranties and indemnities contained
          --------
in this paragraph 15 shall continue throughout the term of this Agreement, and the indemnities shall survive the expiration or termination of this Agreement, regardless of the reason for such expiration or termination.

     16.  FORCE MAJEURE.
          -------------

          Except as herein provided to the contrary, neither Affiliate nor ICT shall have any rights against the other party hereto for the non-operation of facilities (including general satellite or transponder failure) or the non-furnishing of the Service if such non-operation or non-furnishing is due to an act of God; inevitable accident; fire; lockout; strike, or other labor dispute; riot or civil commotion; act of government or governmental instrumentality (whether federal, state or local); failure in whole or in part of transmission facilities; or any other cause beyond such party's reasonable control. The foregoing notwithstanding, if during any month, as a result of any cause outside of ICT's reasonable control, the satellite transmission of the Service to Affiliate is interrupted, whether as a result of satellite failure or other failure of a function or facility to be provided by ICT hereunder, Affiliate's sole and exclusive remedy with respect to ICT shall be that, if Affiliate reduces the fees payable for the Service by Affiliate Subscribers with respect to such failure, the fees otherwise payable to ICT pursuant to this Agreement with respect to such month, such Service Subscribers and such Service, shall be reduced by the same proportion as the reduction bears to the amount such Service Subscribers would have otherwise been required to pay to Affiliate.

     17.  NOTICES.
          -------

          Any notice or report given or required to be given under this Agreement shall be in writing, shall be sent postage prepaid by registered or certified mail, return receipt requested or by hand or messenger delivery, or by Federal Express or similar overnight delivery service, or by facsimile transmission, to the other party, at the following address (unless either party at any time or times designates another address for itself by notifying the other party thereof by certified mail, in which case all notices to such party thereafter shall be given at its most recently so designated address):

     To Affiliate:  PrimeStar Partners, L.P.
                    Three Bala Plaza West
                    Seventh Floor
                    Bala Cynwyd, Pennsylvania 19004
                    Attn: Vice President, Marketing
                    Tel:   (610) 617-5300
                    Fax:   (610) 617-5312

     With a courtesy copy to:

                    PrimeStar Partners, L.P.
                    Three Bala Plaza West
                    Seventh Floor
                    Bala Cynwyd, Pennsylvania 19004
                    Attn:  Legal Department

     To ICT:   International Cablecasting Technologies Inc.
               11400 West Olympic Boulevard, Suite 1100
               Los Angeles, California 90064-1507
               Attn: Chairman
               Tel:  (310) 444-1744
               Fax:  (310) 444-1717

     With a courtesy copy to:


               Peter Laird, Esq.
               Edelstein & Laird
               9225 Sunset Boulevard, Suite 800
               Los Angeles, California 90069
               Tel:  (310) 274-6184
               Fax:  (310) 271-2664

Any notice or report given by personal delivery shall be deemed given on delivery. Any notice or report given by mail shall be deemed given on the earlier to occur of actual receipt thereof or on the fifth day following mailing thereof. Any notice or report given by Federal Express or similar overnight delivery service shall be deemed given on the next business day following delivery of the notice or report to such service with instructions for overnight delivery. Any notice or report given by facsimile transmission shall be deemed given when a separate written and personally signed acknowledgment of receipt thereof is received (by facsimile transmission or otherwise) from the recipient.

     18.  CONFIDENTIALITY.
          ---------------

          Without the prior consent of the other, neither Affiliate nor ICT shall disclose to any third party (other than its respective employees, in their capacity as such, who have a need to know in the performance of their ordinary employee functions, or parties with which Affiliate or ICT is participating in a joint venture, which need to know as part of such joint venture, provided in either case, such employees and parties agree to be bound by the provisions of this paragraph) including, without limitation, any municipality or other governmental entity, any information with respect to the terms and provisions of this Agreement, or any information obtained in any inspection or audit of the other party's books and records, except: (i) to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event the party making such disclosure shall so notify the other as promptly as practicable (and, if possible, prior to making such disclosure) and shall seek confidential treatment of such information; (ii) as part of its normal reporting or review procedure to its partners, its auditors, its attorneys or to performing rights societies; or (iii) in order to enforce its rights pursuant to this Agreement.

     19.  ASSIGNMENT AND INSOLVENCY.
          -------------------------

     (a)  Assignment; Binding Effect; Reorganization.  This Agreement, including
          ------------------------------------------
both its obligations and benefits, shall inure to the benefit of, and be binding on, the respective transferees and successors of the parties, except that neither this Agreement nor either party's rights or obligations hereunder shall be assigned or transferred by either party without the prior written consent of the other party such consent not to be unreasonably withheld; provided, however no consent shall be necessary in the event of any assignment to a successor entity resulting from a merger, acquisition or consolidation by either party or assignment to any entity under common control, controlled by or in control of either party.

     (b)  Insolvency.    If either party hereto makes an assignment for the
          ----------
benefit of its creditors, or commences bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings, then such party shall be deemed to be in default of its obligations under this Agreement, and the other party shall be entitled to exercise any and all remedies provided at law or in equity or otherwise provided in this Agreement.

     20.  MISCELLANEOUS.
          -------------

     (a)   Entire Agreement; Amendments; Waivers.  This Agreement contains the
           -------------------------------------
entire under-standing of the parties, and supersedes all prior understandings of the parties relating to the distribution of the Service. This Agreement may not be modified except in writing executed by both parties hereto. Any waiver must be in writing and signed by the party whose rights are being waived, and no waiver by either Affiliate or ICT of any breach of any provision hereof shall be or be deemed to be a waiver of any subsequent breach of the same or any other provision of this Agreement.

     (b)  Governing Law.  The obligations of Affiliate and ICT under this
          ------------
Agreement are subject to all applicable federal, state and local laws, rules and regulations (including but not limited to the Communications Act of 1934, the Cable Communications Policy Act of 1984 and the Cable TV Consumer Protection and Competitor Act of 1992, each as amended and the rules and regulations of the Federal Communications Commission), and this Agreement and all matters or issues collateral thereto shall be governed by the laws of the State of California, without regard to conflicts of law rules.

     (c)  Relationship.  Neither Affiliate nor ICT shall be or hold itself out
          ------------
as, the agent of the other under this Agreement. No subscriber of Affiliate shall be deemed to have any privity of contract or direct contractual or other relationship with ICT by virtue of this Agreement or ICT's delivery of the Service to Affiliate hereunder. Nothing contained herein shall be deemed to create, and the parties do not intend to create herein, any relationship of partners, joint venturers or agents, as between Affiliate and ICT, and neither party is authorized to or shall act toward third parties or the public in any manner which would indicate any such relationship with the other. ICT disclaims any present or future right, interest or estate in or to the transmission facilities of Affiliate on which the programming signals delivered by Affiliate are transmitted, such disclaimer being to acknowledge that neither Affiliate nor the transmission facilities are common carriers.

     (d)  Severability.  The invalidity under applicable law of any provision of
          ------------
this Agreement shall not affect the validity of any other provision of this Agreement, and in the event that any provision hereof would be determined to be invalid or otherwise illegal, this Agreement shall remain effective and shall be construed in accordance with its terms as if the Invalid or illegal provision were not contained herein; provided, however, that both parties shall negotiate in good faith with respect to any equitable modification of the provisions, or application thereof, held to be invalid.

     (e)  No Inference Against Author.  ICT and Affiliate each acknowledge that
          ---------------------------
this

Agreement was fully negotiated by the parties and, therefore, no provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

     (f)  Headings.  Paragraph headings contained in this Agreement are for
          --------
convenience only, and are not to be deemed to be part of the substantive provisions hereof, and are not to be considered in the construction or interpretation of this Agreement.

     (g)  No Third-Party Beneficiaries.  The provisions of this Agreement are
          ----------------------------
for the exclusive benefit of the parties hereto and their permitted assigns, and no third party shall be a beneficiary of, or have any rights by virtue of, this Agreement.

     (h)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement, and shall become effective when each party has received an original counterpart which has been executed by the other party.

     (i)  Schedules.  The schedules referred to herein and attached hereto are a
          ---------
part of this Agreement and are incorporated herein by reference.

[*]

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AFFILIATE:                                  ICT:


BY:   /s/ John Cussick                      BY: /s/ Robert M. Manning
   ------------------------------              ---------------------------------

PRINT NAME:  JOHN CUSSICK                   PRINT NAME:  ROBERT M. MANNING
           ----------------------                      -------------------------

Its: President                              Its: Executive Vice President
    -----------------------------               --------------------------------

SCHEDULE A                                             DMX AFFILIATION AGREEMENT


                               GLOSSARY OF TERMS

     1.   Service. The term "Service" shall mean ICT's premium digital audio
          -------
service, known as "Digital Music Express".

     2.   Private Residence. The term "Private Residence" shall mean any
          -----------------
single-dwelling-unit private residence or any multiple-dwelling unit private residence (such as an apartment building or residential hotel, but not a transient or temporary residence establishment and not a nursing or rest home) in which the Service is, or is to be, performed only in private residential areas thereof and not in any public or common areas thereof.

     3.   Commercial Establishment. The term "Commercial Establishment" shall
          ------------------------
mean any premises whatsoever (including, without limitation, any restaurant, bar, office, work-place, place of business, school, park, place frequented by the public, hotel, motel, club, nursing or rest home, or showroom), whether or not business is conducted at such premises, except for a premises which is A Private Residence; it being understood that in the case of a shopping center, mall or other multiple-business facility, each separate business occupying a distinct space within such facility shall be deemed to constitute a separate Commercial Establishment.

     4.   Distribution Area.  The term "Distribution Area", shall mean that
          -----------------
geographic area in North America where, at the time in question, Affiliate is distributing any programming service.

     5.   Affiliate Subscribers.   The term "Affiliate Subscribers" shall mean
          ---------------------
any subscribers who receive any programming service from Affiliate, whether or not such subscriber is paying for the Service.

     6.   Distributor.   "Distributor" shall mean any entity authorized by
          -----------
Affiliate to market, promote and sell the Service to Affiliate Subscribers.

SCHEDULE B                                             DMX AFFILIATION AGREEMENT


                           COMMERCIAL ESTABLISHMENTS

     1.   Service to Commercial Establishments. Affiliate may only distribute
          ------------------------------------
the Service to Commercial Establishments pursuant to this Schedule B.

     2.   License Fees For Commercial Establishments. Affiliate shall pay to ICT
          ------------------------------------------
as a monthly license fee for each Affiliate Subscriber which is a Commerical Establishment and which receives the Service hereunder, a sum equal to the greater of (i) 33% of the Commercial Establishment's Music Service Payments (as defined below) for such month; (ii) Nine Dollars ($9.00), plus the Music Rights Payments (as defined below) if such Commercial Establishment is responsible for Music Rights Payments; or (iii) Fifteen Dollars ($15.00) if ICT is responsible for Music Rights Payments. If a Commercial Establishment begins or terminates receiving the Service on a day other than the first of the month, Affiliate will owe the monthly license fee for the full month prorated by the number of days in the month that Service was received by such Commercial Establishment.

     "Music Service Payments," with respect to a Commercial Establishment shall mean the total of all amounts billed to or on account of such Commercial Establishment by Affiliate in connection with the Service, for the month in question, after deducting therefrom any such amounts, if any, as are paid by ICT as Music Rights Payments with respect to such Commercial Establishment.

     "Music Rights Payments" shall mean the amount which at the time in question is the sum of the monthly average license fees per Commercial Establishment payable by ICT in the aggregate to American Society of Composers and Publishers, Inc. ("ASCAP"), Broadcast Music Inc. ("BMI") and SESAC, INC. ("SESAC") (or their respective successors) and to any other entity, government authority or other person in connection with the performance rights or other copyrights necessary for the production, transmission and performance of the Service as contemplated by this Agreement. The license fees set forth in this paragraph 2 may be increased by ICT by the percentage amount of any increase at the time in question of the Music Rights Payments; *

     3.   Calculation of Fees When Service is Packaged. When the Service is
          --------------------------------------------
provided to a Commercial Establishment by a Distributor for a package charge, the Gross Music Payments attributable to the Service shall be deemed to be the average Gross Music Payments for the other Commercial Establishments in the area served by such Distributor received the Service during such month on an a la carte basis, or if there are no such other Commercial Establishments, the average Gross Music Payments during the prior six months of all Commercial Establishments who received the Service on an a la carte basis.

     4.   Support Services. ICT shall provide Affiliate with sales personnel
          ----------------
training, and sales materials in connection with the offering of the Service to Commercial Establishments, in accordance with the practices and procedures of ICT's commercial division.

---------------

* Indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.